UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for use of the Commission (only as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

                        APOLLO ENTERTAINMENT GROUP, INC.

                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with Preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.

         (3) Filing Party:

         (4) Date Filed:

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                        APOLLO ENTERTAINMENT GROUP, INC.

                            1400 NW 65th Ave., Bay A
                                 Plantation, FL
                                 (818) 539-6507

                              INFORMATION STATEMENT
                           AND NOTICE OF ACTIONS TAKEN
                 BY WRITTEN CONSENT OF THE MAJORITY SHAREHOLDER

General Information
-------------------

         This information is being provided to the shareholders of Apollo Entertainment Group, Inc., (the "Company"), in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holder of a majority of our common stock authorizing an amendment to our Articles of Incorporation changing our corporate name to Apollo Capital Group, Inc. The shareholder holding shares representing 95.8% of the votes entitled to be cast at a meeting of the Company's shareholders, consented in writing to the proposed actions. The approval by the shareholder will not become effective until 20 days from the date of mailing of this Information Statement to our shareholders.

         The Company's Board of Directors approved these actions on October 24, 2009 and recommended that the Articles of Incorporation be amended in order to effectuate the corporate name change.

         The proposed Amendment to the Articles of Incorporation will be filed with the Florida Secretary of State and will be effective when filed. The anticipated filing date will be approximately 20 days after the mailing of this Information Statement to our shareholders.

         If the proposed Amendment were not adopted by written majority shareholder consent, it would have been necessary for this action to be considered by the Company's shareholders at a special shareholder's meeting convened for the specific purpose of approving the Amendment.

         The elimination of the need for a special meeting of the shareholders to approve the Amendment is authorized by Section 607.0704 of the Florida Statutes, (the "Florida Law"). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to this
Section 607.0704 of the Florida Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

         The date on which this Information Statement was first sent to the shareholders is on, or about November 6, 2009. The record date established by the Company for purposes of determining the number of outstanding shares of Voting Capital Stock of the Company on October 24, 2009, (the "Record Date").

Forward Looking Statements
--------------------------

         This Information Statement and other reports that we file with the SEC contain forward-looking statements about our business containing the words "believes," "anticipates," "expects" and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, shareholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, we have no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. An investment in our Company involves numerous risks and uncertainties, including those described elsewhere in this Information Statement.

Proposals by Security Holders
-----------------------------

         As of the date of this Information Statement, no security holder proposals have been received by the Company.

No Rights of Appraisal
----------------------

         Under the laws of Florida, the Company's shareholders are not entitled to appraisal rights with respect to the Amendments and the Company will not independently provide its shareholders with any such right.

No Dissenter's Rights
---------------------

         Under Florida Law, any dissenting shareholders are not entitled to appraisal rights with respect to our amendment, and we will not independently provide shareholders with any such right.

Outstanding Voting Stock of the Company
---------------------------------------

         As of the Record Date, there were 16,644,659 shares of Common Stock issued and outstanding. The Common Stock constitutes the outstanding class of voting securities of the Company. Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the shareholders.

Security Ownership of Certain Owners and Management
---------------------------------------------------

         The following Table sets forth the Common Stock ownership information as of October 25, 2009, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common, (ii) each director of the Company, (iii) each person filing a written consent to the adoption of the actions described herein, and (iv) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of each person named. Unless otherwise indicated, the business address of each person listed is the Company's address.

Table 1.
--------
                                                    NUMBER OF     PERCENTAGE OF
                                      TITLE OF    SHARES OWNED     COMMON STOCK
NAME OF OWNER                          CLASS          (1)              (2)
----------------------------------    --------    ------------    -------------
                                       Common
Anthony Finn(1)                                       -0-              -0- %
Sigfried Klein(2)                                     -0-              -0-
Joerg Lindner(3)                                      -0-              -0-
Guenter Bauer(4)                                      -0-              -0-

(1) Chief Executive Officer
(2) President
(3) Secretary/Treasurer/CFO
(4) Director/Chairman of the Board

Table 2.   Voting Control of Consenting Shareholder
--------

The following table sets forth the voting control of the majority shareholder of our common stock who voted in favor of the name change.

                                           NUMBER OF     PERCENTAGE OF
                           TITLE OF      SHARES OWNED    COMMON STOCK
NAME OF OWNER                CLASS            (1)             (2)
---------------------    ------------    ------------    -------------
Manfred Wutzer (1)(2)    Common Stock     15,950,237        95.82 %

(1) Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and/or shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of October 24, 2009 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) Percentage based upon 16,644,659 shares of common stock to be outstanding common stock as of October 24, 2009. Mr. Wutzer's address is Calle Belgica, 48, E-07180 Nova Santa Ponsa, Balearic Islands, Spain. On October 19, 2009, there was a change in control of the company. The details of that change were reported on a Current Report filed on Form 8-K October 20, 2009.

Directors, Executive Officers, Promoters and Control Persons
------------------------------------------------------------

The following table sets forth information regarding the our director and executive officers.

Table 1.

Name                 Age    Positions and Office
-----------------    ---    --------------------
Guenter Bauer        66     Director, Chairman of the Board
Sigfried M. Klein    48     President
Anthony J. Finn      50     Chief Executive Officer
Joerg W. Linder      43     Secretary, Treasurer, CFO

Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. The Board of Directors may seek other qualified individuals to serve on the Board and to form committees to do the Board's work. Officers are elected by the Board of Directors and serve until their successors are appointed by the Board of Directors.

Biographical resumes of each officer and director are set forth below.

Guenter Bauer: Director/Chairman of the Board of Directors. Since 2002, Mr. Bauer has owned and operated Hippocampus Corporate Development, AG, a firm specializing in the design, analysis and marketing of special investment products principally investment funds. Mr. Bauer is a graduate of the University of St. Gall, Switzerland.

Sigfried M. Klein: President. Mr. Klein holds a German Banking License issued by the Chamber of Commerce & Industry in Darmstadt, Germany. Since 2004, Mr. Klein has worked for Mazal Enterprises, LLC of Miami, Florida. Mr. Klein has acted as an investment advisor focused primarily on international commercial real estate investment projects.

Anthony J. Finn: Chief Executive Officer. Mr. Finn has been self employed as a financial consultant to clients in the U.K. and Brazil for the last 10 years.

Joerg W. Lindner: Secretary/Treasurer/Chief Financial Officer. From 2004 -2007 Mr. Lindner was the Sales Manager in Spain for a Delta Hamburg. From 2007 to the present, he is the officer manager, sales manager and account manager for a Spanish company called Gastro Delicatessen.

Control Person: Manfred H. Wutzer: Mr. Wutzer has entered into an Stock Purchase and Sale Agreement whereby he will acquire 95.8% of the voting capital stock of the Company. Mr. Wutzer's age is 60. He is a resident of Mallorca, Spain. He was educated at the University of Cologne in Germany and received a Bachelor of Arts and Master of Business Administration. He is the owner of International Investment & Commerce, Inc., a company involved in the design and marketing of investment products.

To the knowledge of management, there is no family relationship between any of the officers and directors or between any of the officers, directors and the Company. There are no business relationships between any of the officers and directors and the Company. Management is not aware of any material proceedings to which any director or officer of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

CORPORATE GOVERNANCE
--------------------

We do not have an audit committee, compensation committee or nominating committee. As our operations expand, we hope to name additional members to our Board of Directors. We do not have sufficient funds to secure officer and directors insurance and we do not believe that we will be able to retain an independent Board of Directors in the immediate future.

Independence of the Board
-------------------------

The Company is quoted on the OTC Bulletin Board inter-dealer quotation system, which does not require director independence requirements. However, for purposes of determining director independence, we have applied the definitions set forth in NASDAQ Rule 4200(a)(15) which states, generally, that a director is not considered to be independent if he or she is, or at any time during the past three years was an employee of the Company; or if he or she (or his or her family member) accepted compensation from the Company in excess of $120,000 during any twelve month period within the three years preceding the determination of independence. Accordingly, we consider Mr. Guenter Bauer to be an independent director.

During the year 2008, the Board of Directors took corporate action majority written consent to approve the periodic reports filed by the Company and to ratify the appointment of its auditors.

EXECUTIVE COMPENSATION
----------------------

Effective October 19, 2009, the Company entered into an employment agreement with its President, Sigfried Klein, which provides for a monthly salary of $3,000.

SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE
---------------------------------------------

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. These insiders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the calendar year ended December 31, 2008, all
Section 16(a) filing requirements applicable to its insiders were complied with.

Code of Ethics
--------------

We have adopted a Code of Ethics that applies to all of our directors and executive officers serving in any capacity for our Company, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

EXECUTIVE COMPENSATION
----------------------

The following table sets forth the annual and long-term compensation paid to our Chief Executive Officer and the other executive officers at the end of the last completed fiscal year. We refer to all of these officers collectively as our "named executive officers."

SUMMARY COMPENSATION TABLE

                                                                        CHANGE IN
                                                                        PENSION VALUE
                                                                        AND NON-
                                                       NON-EQUITY       QUALIFIED
NAME &                               STOCK    OPTION   INCENTIVE PLAN   DEFERRED        ALL OTHER
PRINCIPAL          SALARY    BONUS   AWARDS   AWARDS   COMPENSATION     COMPENSATION    COMPENSATION   TOTAL
POSITION    YEAR   ($)       ($)     ($)      ($)      ($)              EARNINGS ($)    ($)            ($)
---------   ----   -------   -----   ------   ------   --------------   -------------   ------------   -----
Michelle    2008   $12,000   N/A     N/A      N/A      N/A              N/A             None           None
Tucker
CEO and
President
Director

Outstanding Equity Awards at Fiscal Year-End Table.    None.
---------------------------------------------------

Employment Agreements with Executive Officers
---------------------------------------------

The Company entered into an employment agreement with Mr. Klein as reported on Form 8-K current report filed October 20, 2009.

Director Compensation
---------------------

Our directors are elected by the vote of a majority in interest of the holders of our voting stock and hold office until the expiration of the term for which he or she was elected and until a successor has been elected and qualified.

A majority of the authorized number of directors constitutes a quorum of the Board of Directors for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors individually or collectively consent in writing to the action.

Directors do receive compensation for their services.

Stock Option Plans.    None.
-------------------

Purpose and Effect of the Name Change
-------------------------------------

Our board of directors and majority shareholder believe that the new corporate name change to Apollo Capital Group, Inc. will reflect our change in business direction which will not be limited to the entertainment business. We believe new corporate name will promote public recognition and more accurately reflect the broadened scope of our business development efforts.

Contact Information
-------------------

Apollo Entertainment Group, Inc. (the "Company") has its principal executive offices located at 1400 N.W. 65th Ave, Bay A, Plantation, FL 33313. The corporate telephone number is (818) 539-6507.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY
-----------------------------------------------------------

We are subject to the information and reporting requirements of the Exchange Act and, in accordance with this Act, we file periodic reports, documents and other information with the SEC relating to the our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549. Our SEC filings are also available to the public from the SEC's website at http://www.sec.gov. Our website is intended to provide an inactive, textual reference only. Information on our website is not part of this Information Statement.

Conclusion
----------

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the Amendment. Your consent to the Amendment is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
            THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.


                                            For the Board of Directors of
Date: November 6, 2009                      Apollo Entertainment Group, Inc.


                                            ----------------------------
                                            By: Guenter Bauer
                                            Chairman of the Board

Exhibit 3
Form of Proposed Amendment to the Articles of Incorporation

             ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                                       OF
                        APOLLO ENTERTAINMENT GROUP, INC.
                            Document No.P07000045572

         Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendments to its Articles of
Incorporation:

I.    Amendments Adopted:

         The following amendments to Articles 1, 5 and 6 of the Articles of Incorporation of Apollo Entertainment Group, Inc. were adopted, as prescribed by the Florida Statutes:

FIRST: ARTICLE 1, NAME. The name of the corporation is APOLLO CAPITAL GROUP,
INC.

SECOND: ARTICLE 5, OFFICERS, is amended effective October 19, 2009: The officers of this corporation are:

            Chief Executive Officer:  Anthony Finn
            President: Sigfried Klein
            Chief Financial Officer: Joerg Lindner
            Secretary/Treasurer: Joerg Lindner

THIRD: ARTICLE 6, DIRECTOR. The corporation's directors are as follows: Guenter Bauer

         No other amendment to the articles of incorporation is required for the actions described in this certificate of amendment.

II. Effective Dates: Unless stated otherwise herein, the date of the amendments will be ______ day of ______________________, 2009.

III.  Adoption of Amendments:

         Under penalty of perjury, the undersigned declares that the foregoing document was executed by the corporation and that the statements contained therein are true and correct to the best of his knowledge.

      This amendment was approved by the unanimous vote of the board of directors. This amendment was approved by the written consent of the majority shareholder in accordance with the provisions set forth in the Articles of Incorporation. The number of shares casting votes cast for the amendments were sufficient for approval.

Dated this ____ day of ____________________, 2009.

APOLLO ENTERTAINMENT GROUP, INC.



------------------------------------
By: Joerg Lindner
Title: Secretary/Treasurer/CFO